COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 8:-	COMMITMENTS AND CONTINGENCIES

a.
During the years ended December 31, 2020, 2019 and 2018, the Company rented its office space from a related party for an annual rental fee of $33. As of December 31, 2020, the rent agreement with the related party was terminated. On December 10, 2020, the Company entered into a new rental agreement for a period of twelve months starting on January 1, 2021, with extension option for additional twelve months, for an annual rental fee of $22.

b.
On November 23, 2020, the Company entered into employment agreement with Rita Kenan under which Mrs. Kenan will serve at the Company as VP Operations commencing January 1, 2021. Under the terms of the agreement, in the event Mrs. Keenan will not receive payment of her 2020 bonus, for which she is entitled from her former employer due to her employment during 2020, due to a reason unrelated to Mrs. Keenan’s actions or conduct, the Company agreed to pay Mrs. Keenan the unpaid 2020 bonus or any portion thereof, in the amount of up to NIS 140,000.

c.
During November and December 2020, the Company entered into certain clinical trial agreements with a US vendor to serve as the clinical research organization for the Company's planned Phase 3 trials of PRF-110, expected to take place in 2021 (refer to note 13). Under the first agreement, the Company is obligated to pay an accumulated amount of approximately $2,907 (excluding pass-through costs) upon milestone completions and under the second agreement an accumulated amount of approximately $7,107 (excluding advertising budget) upon actual number of evaluable subjects.